REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of July 12, 2006, by and between BPK RESOURCES, INC., a Nevada corporation (the "Company"), and the investor listed on the signature page below (the "Investor").

         WHEREAS, to induce the Investor to execute and deliver the Note and Warrant Purchase Agreement, dated as of July 12, 2006, by and among the Company and the Investor (the "Note and Warrant Purchase Agreement") the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

         Section 1. Definitions.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Note and Warrant Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Agreement" has the meaning set forth in the preamble hereto.

         "Allowable Grace Period" has the meaning set forth in Section 3(r).

         "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York, New York are authorized or required by law to remain closed.

         "Claims" has the meaning set forth in Section 6(a).

         "Communications" has the meaning set forth in Section 11(b)(ii).

         "Company" has the meaning set forth in the preamble hereto.

         "Demand Registration" has the meaning set forth in Section 2(a).

         "Demand Registration Date" has the meaning set forth in Section 2(a).

         "Effective Date" means the date that the Registration Statement has been declared effective by the SEC.

         "Effectiveness Deadline" means the date which is 30 days after the Filing Deadline.

         "Effectiveness Failure" has the meaning set forth in Section 2(e).


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         "Filing Deadline" means 90 days after a request for registration of
Registrable Securities is made by the Investor pursuant to Section 2(a) or 2(b).

         "Filing Failure" has the meaning set forth in Section 2(e).

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

         "Grace Period" has the meaning set forth in Section 3(r).

         "Indemnified Damages" has the meaning set forth in Section 6(a).

         "Indemnified Party" has the meaning set forth in Section 6(b).

         "Indemnified Person" has the meaning set forth in Section 6(a).

         "Inspectors" has the meaning set forth in Section 3(i).

         "Investor" has the meaning set forth in the preamble hereto and includes any transferee or assignee thereof to whom the Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

         "Legal Counsel" has the meaning set forth in Section 2(d).

         "Maintenance Failure" has the meaning set forth in Section 2(e).

         "Note and Warrant Purchase Agreement" has the meaning set forth in the recital hereto.

         "1933 Act" has the meaning set forth in the recital hereto.

         "1934 Act" has the meaning set forth in Section 3(b).

         "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         "Piggyback Registration" has the meaning set forth in Section 2(b).

         "Purchase Price" has the meaning set forth in the Note and Warrant Purchase Agreement.

         "Records" has the meaning set forth in Section 3(i).


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         "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 (or successor thereto providing for offering securities on a continuous or delayed basis) and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

         "Registrable Securities" means (i) the Exchange Shares issued or issuable upon exchange of the Note, (ii) the Warrant Shares issued or issuable upon exercise of the Warrant, (iii) the Interest Shares and (iv) any share capital of the Company issued or issuable with respect to the Exchange Shares, the Interest Shares, the Note, the Warrant Shares or the Warrant as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exchange of the Note or exercises of the Warrant. Any Registrable Security will cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective Registration Statement, (ii) it is sold under circumstances in which all of the applicable conditions of Rule 144 under the 1933 Act (or any similar provisions then in force) are met, (iii) it has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing the legend required pursuant to the Note and Warrant Purchase Agreement and it may be resold without subsequent registration under the 1933 Act or any blue sky law then in force or (iv) it shall have ceased to be outstanding.

         "Registration Delay Payments" has the meaning set forth in Section
2(e).

         "Registration Period" has the meaning set forth in Section 3(a).

         "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

          "Rule 144" has the meaning set forth in Section 8.

         "SEC" means the United States Securities and Exchange Commission and any successor agency, authority, commission or Governmental Authority.

         "Violations" has the meaning set forth in Section 6(a).

         Section 2. Registration Rights.

            (a) Demand Registration. Upon notice to the Company by the Investor at any time requesting that the Company effect the registration under the 1933 Act of any or all of its Registrable Securities (a "Demand Registration", the date of such request, the "Demand Registration Date"), the Company shall prepare and, as promptly as practicable, and in any event on or before the Filing Deadline, file with the SEC a Registration Statement with respect to such Registrable Securities and thereafter use its best efforts to cause such Registration Statement to be declared effective on or before the Effectiveness Deadline. Such request made by the Investor will specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof. The Registration Statement shall contain (unless otherwise directed by the Investor) provisions substantially in the form of Exhibit B.


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            (b) Piggyback Registration. Whenever the Company shall propose to file a registration statement under the 1933 Act with respect to an offering of Common Stock (i) for the Company's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC)), or (ii) for the account of any of its holders of Common Stock, the Company shall give notice of such proposed filing to the Investor as soon as practicable (but in no event less than thirty days before the anticipated filing date), and such notice shall offer to the Investor the opportunity to register such Registrable Securities as the Investor may request on the same terms and conditions as the Company's or such holders' Common Stock. At the request of the Investor received by the Company within twenty days after the receipt of such notice by the Company, the Company shall include, subject to the terms and conditions hereof, the number of Registrable Securities that the Investor shall have requested to be so included (a "Piggyback Registration"). The Company shall require the lead or managing underwriter, if any, of any proposed underwritten offering to permit the Registrable Securities requested to be included in the Piggyback Registration to include such securities on the same terms and conditions as are applicable to the other securities included therein.

            (c) Reduction of Offering. Notwithstanding anything to the contrary contained herein, if the managing underwriter or underwriters of an offering described in Section 2(a) or 2(b) shall advise the Company that (i) the size of the offering that the Investor, the Company and any other Persons intend to make or (ii) the kind of securities that the Investors, the Company and such other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected, then (A) if the size of the offering is the basis of such underwriter's advice, the amount of Registrable Securities to be offered for the account of the Investor shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided, however, that (x) in the case of a Demand Registration, the amount of Registrable Securities to be offered for the account of the Investor shall be reduced only after the amount of securities to be offered for the account of the Company and such other Persons has been reduced to zero, and (y) in the case of a Piggyback Registration, if securities are being offered for the account of Persons other than the Company, then the proportion by which the amount of such Registrable Securities intended to be offered for the account of the Investor is reduced shall not exceed the proportion by which the amount of such securities intended to be offered for the account of such other Persons is reduced; and (B) if the combination of securities to be offered is the basis of such underwriter's advice, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)), or (y) in the case of a Piggyback Registration, if the actions described in sub-clause (x) of this clause (B) would, in the judgment of the managing underwriter, be insufficient to eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

            (d) Legal Counsel. The Investor shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("Legal Counsel"), which shall be White & Case LLP or such other counsel as thereafter designated by the Investor. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.


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            (e) Effect of Failure to File and Obtain and Maintain Effectiveness
of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the respective Filing Deadline (a "Filing Failure") or (B) not declared effective by the SEC on or before the respective Effectiveness Deadline (an "Effectiveness Failure") or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock) (a "Maintenance Failure") then, as partial relief for the damages to the Investor by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to the Investor an amount in cash equal to 2.0% of the aggregate Purchase Price of such Investor's Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured. The payments to which the Investor shall be entitled pursuant to this Section 2(e) are referred to herein as "Registration Delay Payments". In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full.

            (f) Underwriters. In the event that any Demand Registration shall involve, in whole or in part, an underwritten offering, the Investor shall have the right to designate an underwriter or underwriters as the lead or managing underwriter or underwriters of such underwritten offering, subject to the approval of the Company, which approval shall not be unreasonably withheld.

         Section 3. Related Obligations.

         At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall perform the following obligations as promptly as practicable (and, in any event, within the times indicated):

            (a) The Company shall keep such Registration Statement effective pursuant to Rule 415 (or any successor thereto providing for offering securities on a continuous or delayed basis) promulgated under the 1933 Act at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under


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the 1933 Act and (ii) the date on which the Investor shall have sold all of the
Registrable Securities covered by such Registration Statement (the "Registration Period"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

            (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 (or any successor thereto) promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-QSB, Form 10-KSB or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

            (c) The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least ten Business Days prior to its filing with the SEC and (ii) all amendments and supplements to such Registration Statement (except for Annual Reports on Form 10-KSB, and reports on Form 10-QSB and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by the Investor, and all exhibits and (iii) upon the effectiveness of


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any Registration Statement, one copy of the prospectus included in such
Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3(c).

            (d) The Company shall furnish to the Investor, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and, if requested by the Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

            (e) The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investor of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

            (f) The Company shall notify Legal Counsel and the Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten copies of such supplement or amendment to Legal Counsel and the Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and the Investor in writing (i) when a


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prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and the Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            (h) The Company shall, at the reasonable request of the Investor, furnish to the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

            (i) The Company shall make available for inspection by (i) the Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investor (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees, counsel and the Company's independent certified public accountants to supply all information which may be necessary and any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to the Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and the Investor) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.



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            (j) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            (k) The Company shall use its best efforts (i) to cause all of the Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which securities of the same class or series issued by the Company are then listed if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to secure designation and quotation of all the Registrable Securities covered by a Registration Statement on the Nasdaq National Market, if the Registrable Securities are listed on such market, or (iii) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities, and, in any event, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

            (l) The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request. It shall be a condition of the Company's obligation to deliver certificates not bearing any restrictive legend pursuant to this Section 3(l) to the Investor that the Investor shall have provided certification to the Company in the form of Schedule A hereto; provided that a certification given by the Investor shall apply to all offers and sales of securities that occur subsequent to such certification absent notification by the Investor to the Company and its transfer agent that the existing certification no longer is true and complete.

            (m) If requested by the Investor, the Company shall, within three Business Days of receipt of notice from the Investor, (i) incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make


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all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

            (n) The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            (o) The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 (or any successor thereto) under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

            (p) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            (q) The Company shall, within two Business Days after a Registration Statement becomes effective, deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

            (r) Notwithstanding anything to the contrary herein, at any time after a Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company, the disclosure of which at the time is not, in the reasonable business judgment of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investor in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investor) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed twenty consecutive days and during any 365-day period such Grace Periods shall not exceed an aggregate of thirty days and the first day of any Grace Period must be at least two trading days after the last day of any prior Grace Period (each, an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investor receives the notice referred to in clause
(i) and shall end on and include the later of the date the Investor receives the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the


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information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Investor in accordance with the terms of the Note and Warrant Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

         Section 4. Obligations of the Investors.

            (a) At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Investor in writing of the information the Company requires from the Investor if the Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as are customary with respect to secondary offerings.

            (b) Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall, to the extent it may do so under applicable federal and state securities law, cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Investor in accordance with the terms of the Note and Warrant Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

            (c) The Investor will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

         Section 5. Expenses of Registration.

         All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investor for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

         Section 6. Indemnification.

         In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

            (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, its directors, officers, members, partners, employees, agents, representatives, and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or
(iv) any violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the

Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to Section 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

            (b) In connection with any Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon (i) any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, or (ii) the failure by the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and, subject to Section 6(c), the Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party, promptly as such expenses are incurred and are due and payable, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

            (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investor. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         Section 7. Contribution.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

         Section 8. Reports Under the 1934 Act.

         With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Note and Warrant Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            (c) furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investor to sell the Registrable Securities pursuant to Rule 144 without registration.

         Section 9. Assignment of Registration Rights.

         The rights under this Agreement shall be automatically assignable by the Investor to any transferee who acquires all or any portion of the Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Note and Warrant Purchase Agreement.

         Section 10. Amendment of Registration Rights.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         Section 11. Miscellaneous.

            (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

            (b)   Notices.

               (i) All notices and other communications provided for hereunder shall be either (x) in writing (including telegraphic, telecopy or electronic communication) and mailed, telegraphed, telecopied or delivered or (y) as and to the extent set forth in Section 11(b)(ii) and in the proviso to this Section 11(b)(i), in an electronic medium and delivered as set forth in Section 11(b)(ii), if to the Investor, at its address at: _____________________________ Attn:
         ___________________, Email Address: _______________; if to the Company,
         at its address at: 106 Lakeside Ave., P.O. Box 210, Delano, PA 18220,
         Attention: David Laudeman, CFO, Fax: 570-467-3330, Email Address d.laudeman@graphitetechnologygroup.com; or, at such other address as shall be designated by the Company or the Investor in a written notice to the other party; provided, however, that materials and information described in Section 11(b)(ii) shall be delivered to the Investor in accordance with the provisions thereof or as otherwise specified to the Company by the Investor. All such notices and other communications shall, when mailed, telegraphed, telecopied, or e-mailed, be effective when received. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement shall be effective as delivery of an original executed counterpart thereof.

               (ii) The Company hereby agrees that it will provide to the Investor all information, documents and other materials that it is obligated to furnish to the Investor pursuant to the Transaction Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that
         (i) relates to the payment of any principal or other amount due under the Note prior to the scheduled date therefor, (ii) provides notice of any Default or Event of Default under the Note or (iii) is required to be delivered to satisfy any condition precedent to the effectiveness of the Note (all such non-excluded communications being referred to herein collectively as "Communications"), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Investor to _________________ or such other electronic mail address specified by the Investor to the Company. In addition, the Company agrees to continue to provide the Communications to the Investor in the manner specified in the Transaction Documents but only to the extent requested by the Investor.

            (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (e) This Agreement, the other Transaction Documents and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party, determined as if the Note has been exchanged into Registrable Securities and the Warrant then outstanding has been exercised for Registrable Securities without regard to any limitations on exchange of the Note or on exercises of the Warrant.

            (k) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.



            IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                             COMPANY:

                                             BPK RESOURCES, INC.



                                             By: /s/ James E. Olive
                                                 ---------------------------
                                                 Name: James E. Olive
                                                 Title: CEO


                                             INVESTOR:

                                             MILLENIUM GOLBAL
                                             SPECIAL SITUATIONS
                                             AMERICAS FUND


                                             By: /s/ M.B. Collins
                                                 ---------------------------
                                                 Name: M.B. Collins
                                                 Title: Director

                              SCHEDULE OF INVESTORS


                      Investor Address               Investor's Representative's
Investor            and Facsimile Number                       Address
                                                        and Facsimile Number

                                                                       EXHIBIT A


                                    EXHIBIT A

                              ____________, 200___

StockTrans, Inc.
44 West Lancaster Avenue
Ardmore, Pennsylvania 19003
Attention: Mr. Robert J. Winterle

Re:   BPK RESOURCES, INC.

Ladies and Gentlemen:

         We have acted as counsel to BPK Resources, Inc., a Nevada corporation (the "Company"), in connection with the registration under the Securities Act of 1933, as amended, of [*] shares of Common Stock, $0.001 par value ("Common Stock"), which consist of : (i) [*] shares of Common Stock which have been reserved for issuance upon the exchange of the Guaranteed Exchangeable Note (the "Exchange Shares"); (ii) [*] shares of Common Stock which have been reserved for issuance upon the payment of interest on the Guaranteed Exchangeable Note (the "Interest Shares"); (iii) [*] shares of Common Stock which have been reserved for issuance upon the exercise of the Warrant (the "Warrant Shares" and collectively with the Exchange Shares and the Interest Shares, the "Shares"). The Guaranteed Exchangeable Note and the Warrant were previously issued by the Company in a private placement transaction described in the Prospectus (the "Prospectus") included in the Company's Registration Statement on Form S-1 (No. 333-_________________). A copy of the Registration Statement is attached for your reference.

         We have reviewed the Company's Registration Statement, which includes the Prospectus, and have considered such questions of law and fact as we have deemed necessary for the purpose of this letter. As a result of the Registration Statement becoming effective, the person identified within the Prospectus as the "Selling Shareholder" may sell the Shares issued in its names and, upon presentation of certificates representing such Shares together with a Certificate of Selling Shareholder in the form attached hereto as Schedule A, you may register the transfer of such Shares by such person until such date on which we shall notify you in writing that the Registration Statement covering such proposed transactions is no longer valid.

                                                         Very truly yours,


                                                         [Company Legal Counsel]

                                   Schedule A
                              (to Form of Opinion)

                       CERTIFICATE OF SELLING SHAREHOLDER

         The Undersigned, being a Selling Shareholder identified in the accompanying Prospectus of BPK Resources, Inc. (the "Company") dated _____________, 200_ (the "Prospectus"), does hereby provide the following representations to the Company in connection with the public distribution of shares covered by the Prospectus (the "Covered Shares"). For this purpose, the term "Covered Shares" means those outstanding shares of the Company's Common Stock and those shares of Common Stock that may be issued in the future upon the exchange, if at all, of the Guaranteed Exchangeable Note, the payment of interests, if at all, on the Guaranteed Exchangeable Note or the exercise, if at all, of the Warrant identified in the section of the Prospectus entitled Selling
Shareholder:

         (1) The Undersigned is or may be offering the Covered Shares for sale for its own account, and not for the account of the Company. The Company will not receive any proceeds from the sale of the Covered Shares by the Undersigned;

         (2) The Undersigned has reviewed the Section of the Prospectus entitled "Selling Shareholder" and finds the same, as it pertains to the Undersigned, to be true and correct in all material respects as of the date hereof;

         (3) The Undersigned has also reviewed the section of the Prospectus entitled "Plan of Distribution," and confirms hereby that: (i) the Undersigned agrees to sell or offer for sale the Covered Shares in the manner discussed therein; and (ii) the Undersigned is aware of no arrangements regarding the sale of Covered Shares in a manner not discussed therein;

         (4) The Undersigned is aware that public sales of securities covered by the Prospectus may only be made during periods when the Prospectus is "current" under Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act"), and that events may occur which cause the Prospectus not to be "current".

         (5)   The Undersigned has received two copies of the Prospectus(1); and

         (6) The Undersigned agrees that in connection with an offer of Covered Shares pursuant to the Prospectus:

            (a) No offers or sales will be effected other than pursuant to the terms of the Prospectus;

         (b) The Undersigned is aware of and will comply with the prospectus delivery requirements under the Securities Act (or exemptions therefrom); and

--------------------------------------------------------------------------------
1 The company will provide additional copies of the Prospectus upon request.

         (c) The Undersigned is aware of, and will engage in no distribution of Covered Shares or any other market making or other activities in violation of the Rules promulgated under the Securities Exchange Act of 1934, as amended, including Regulation M thereunder.

                                                         SELLING SHAREHOLDER

                                                         _______________________
                                                         Name of Entity

                                                         By:____________________
                                                              Name:
                                                              Title:

                                                                       EXHIBIT B

                              SELLING SHAREHOLDERS

         The shares of Common Stock being offered by the selling shareholders are issuable upon exchange of the shares of the Guaranteed Exchangeable Note and upon exercise of the Warrant. For additional information regarding the issuance of the Guaranteed Exchangeable Note and the Warrant, see "Private Placement of the Guaranteed Exchangeable Note" above. We are registering the shares of Common Stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the Note and Warrant issued pursuant to the Note and Warrant Purchase Agreement, the selling shareholders have not had any material relationship with us within the past three years.

         The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling shareholders. The second column lists the number of shares of Common Stock beneficially owned by each selling shareholder, based on its ownership of the Guaranteed Exchangeable Note and Warrant, as of July 12, 2006, assuming full exchange of the Guaranteed Exchangeable Note and exercise of the Warrant held by the selling shareholders on that date, without regard to any limitations on exchange or exercise.

         The third column lists the shares of Common Stock being offered by this prospectus by the selling shareholders.

         In accordance with the terms of registration rights agreements with the selling shareholders, this prospectus generally covers the resale of at least 100% of the sum of (i) the number of shares of Common Stock issuable upon exchange of the Guaranteed Exchangeable Note (and the interest accrued and payable thereunder) as of the trading day immediately preceding the date the registration statement is initially filed with the United States Securities and Exchange Commission (the "SEC") and (ii) the number of shares of Common Stock issuable upon exercise of the related Warrant as of the trading day immediately preceding the date the registration statement is initially filed with the SEC. Because the exchange rate of the Guaranteed Exchangeable Note and the exercise price of the Warrant may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

         Under the terms of the Guaranteed Exchangeable Note and the Warrant, a selling shareholder may not exchange the Guaranteed Exchangeable Note or exercise the Warrant to the extent such exchange or exercise would cause such selling shareholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99% of our then outstanding shares of Common Stock following such exchange or exercise, excluding for purposes of such determination shares of Common Stock issuable upon exchange of the Guaranteed Exchangeable Note which have not been exchanged and upon exercise of the Warrant which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."



                                                                Maximum Number of
                               Number of Ordinary Shares    Ordinary Shares to be Sold     Number of Ordinary
Name of Selling Stockholder      Owned Prior toOffering     Pursuant to this Prospectus    Shares Owned After
                                                                                               Offering

                              PLAN OF DISTRIBUTION

         We are registering the shares of Common Stock issuable upon exchange of the Guaranteed Exchangeable Note and upon exercise of the Warrant to permit the resale of these shares of Common Stock by the holders of the Guaranteed Exchangeable Note and Warrant from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

         The selling shareholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

         o on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

         o  in the over-the-counter market;

         o in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

         o through the writing of options, whether such options are listed on an options exchange or otherwise;

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o  privately negotiated transactions;

         o  short sales;

         o sales pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act");

         o broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

         o  a combination of any such methods of sale; and

         o  any other method permitted pursuant to applicable law.

         If the selling shareholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

         The selling shareholders may pledge or grant a security interest in some or all of the Guaranteed Exchangeable Note or Warrant or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act Securities Act, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The selling shareholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

         Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

         There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

         The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

         We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, United States Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.




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